UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2013

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe Avenue, Suite 9, Boulder, Colorado	80302
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 546-7946

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 31, 2013 Mr. George O’Leary will complete his appointment as Chief Operating Officer (“COO”) of NeoMedia Technologies, Inc., a Delaware corporation (the “Company”).  Mr. O’Leary will remain on the Company’s Board of Directors (initially appointed in February 2007) and as the Chairman of the Board’s Audit Committee.

Mr. O’Leary has served with distinction as the Company’s Chief Operating Officer since October 19, 2010, during a period marked by significant growth in mobile barcode technology and an uncertain economic environment completing many valuable assignments in the COO role. He is currently President of SKS Consulting of South Florida Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2013	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Barry S. Baer
	Name: Its:	Barry S. Baer Chief Financial Officer